UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Take-Two Interactive Software, Inc.
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B1TTW1 Proxy Materials Available ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials TAKE-TWO INTERACTIVE SOFTWARE, INC. Stockholder Meeting to be held on 04/23/09 Notice and Proxy Statement Annual Report Supplement to Proxy Statement See the Reverse Side for Meeting Information and Instructions on How to Vote Have the 12 Digit Control Number available and visit: www.proxyvote.com PROXY MATERIALS - VIEW OR RECEIVE You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. HOW TO VIEW MATERIALS VIA THE INTERNET HOW TO REQUEST A COPY OF MATERIALS 1) BY INTERNET - www.proxyvote.com 2) BY TELEPHONE - 1-800-579-1639 3) BY E-MAIL* - sendmaterial@proxyvote.com *If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line. To facilitate timely delivery please make the request as instructed below on or before 04/09/09. You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

B1TTW2 Should you choose to vote these shares in person at the meeting you must request a "legal proxy." To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the materials. Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions. Vote By Internet Vote In Person How To Vote Meeting Type: Annual Meeting Date: 04/23/09 Meeting Time: 10:00 a.m., EDT For holders as of: 02/25/09 Meeting Location: Meeting Information W Hotel Union Square 201 Park Avenue South New York, New York

Voting items 3. Approval of an amendment to the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock from 100 million to 150 million. 2. Approval of the adoption of the Take-Two Interactive Software, Inc. 2009 Stock Incentive Plan. 4. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2009. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4, AND "AGAINST" PROPOSAL 5. 1. ELECTION OF DIRECTORS Nominees: 01) Ben Feder 02) Strauss Zelnick 03) Robert A. Bowman 04) Grover C. Brown The Board of Directors Recommends a Vote "AGAINST" Proposal 5 5. A stockholder proposal, if properly presented at the Annual Meeting. 05) Michael Domemann 06) John F. Levy 07) J Moses 08) Michael Sheresky 6. In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof. B1TTW3

Voting Instructions B1TTW4